HOMETAP TRANSACTION ASSET PURCHASER I, LLC ABS-15G
Exhibit 99.1

EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party due diligence provider, performed the review described below on behalf of its client, (“Hometap Investment Partners III, L.P.”).  In connection with the securitization identified as (“HTAP 2024-1”) (the “Securitization”), the due diligence review included a total of 453 originated Home Equity Investments (HEI) in the final population and the title lien review included a total of 1506 HEIs in the final population.  The review was conducted in May 2024.

Sample size of assets reviewed

The due diligence review consisted of a 30.02% random sample initial population of 465 HEIs reviewed out of the initial population of 1549 HEIs.  The final sampled population was 453 HEIs with an aggregate HEI Investment Amount of $46,077,810.00.  The title lien review consisted of the 100% total population of 1546 HEIs (reflecting 3 HEIs that paid-in full after the initial population was selected).

Determination of sample size and computation

The sample population size was determined by MaxDiligence’s client and MaxDiligence then selected a random sample of HEIs for review. The Review was conducted with the sample size criteria consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.  MaxDiligence does not know the size of the overall securitization population and other third-party review (“TPR”) firms may have reviewed HEIs within the overall securitization population.

Scope of Review

Credit Review

MaxDiligence performed an Underwriting Guideline and Underwriting Document Review to verify compliance with guidelines in effect at the time of HEI origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any HEIs outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Underwriting Guideline Review attempted to confirm the following:
a)	Investment Size <= Maximum Investment Amount
b)	Investment Size >= Minimum Investment Amount
c)	Hometap Up Share
d)	Hometap Down Share
e)	Term Length
f)	Property Criteria
g)	Property Condition Review (PCR) (if applicable)
h)	Documentation Supportive of Beginning Home Value Present
i)	Property Condition
j)	Total Debt on Home
k)	CLTV
l)	Credit Score (if applicable)
m)	Lien Position
n)	Foreclosures
o)	Bankruptcies
p)	Identity
q)	Home Insurance Policy
r)	Judgements

The Underwriting Document Review attempted to confirm the following:
1.	Credit Documents
Maxwell reviewed the HEI file to confirm that the documents below, to the extent applicable to the HEI, are included in the HEI file and complete:
a)	Application
b)	Underwriting summary
c)	Lender Approval (evidence may reside in email or system notes)
d)	Credit report, if applicable
e)	Home Insurance Policy
f)	Title Report
g)	Property Valuation present with property valuation tools provided in the file
2.     Closing Documents
MaxDiligence reviewed the contract files to verify whether all contract approval conditions, origination requirements and disclosures required by the underwriter were satisfied and the information contained in the closing documents, including the application, senior mortgage statements (if applicable), credit report (if applicable) and settlement statement (referred to as the “Investment Disclosure” in the HEI file), is consistent with the underwriting decision and final terms of such HEI. For avoidance of doubt, the following files will be reviewed to confirm their existence and consistency with the data tape provided:
a)	Application

b)	Senior Mortgage Statements
c)	Credit Report (if applicable)
d)	Identification
e)	Option Purchase Agreement
f)	Trust Documents (as applicable)
g)	Proof of Rental Income (as applicable)

Valuation Review

MaxDiligence reviewed the valuation products provided to ensure the valuation meet the Client guidelines, and performed a “Valuation Review,” which included the following:
1.	For value at origination:
a)	Confirm subject property address
b)	Validate Beginning Home Value match between the valuation product used at origination (Appraisal / AVM) and the data tape provided, note any exceptions.
2.	For current value:
a)	Where a BPO was used for Current Home Value, confirm that subject property address and Current Home Value match between the BPO file and the updated data tape provided, note any exceptions.
b)
Where an AVM was used for Current Home Value, confirm subject property address, current Home Value, AVM 1 Confidence Score, and AVM 2 Confidence Score match between the AVM file and the updated data tape provided, note any exceptions.

Compliance Review

Not Applicable

Title Lien Review

MaxDiligence ordered a post-closing title owner’s and encumbrance report for the total population, and the following review was performed:
1.	Review Title Commitment/Policy/Search/O&E/Tax
a)	Validate Correct Vesting
b)
Validate Lien Position – Verified lien position from post-closing title owner’s and encumbrance report against the tape data; any variations were reviewed against the Lien Details information within the report.

c)	Validate subject property address

d)	Verify no Encumbrances
e)	Verify no Tax Liens
f)	Verify no Delinquent Taxes that impair lien position
g)	Verify no Cloud on Title – Cite HOA, municipal, state or federal liens were considered clouds on title.

Data Discrepancy

As part of the Credit and Valuation Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Field Label	HEIs With Discrepancy	Total Times Compared	% Variance
Current Occupancy	1	453	0.22%
Loss Threshold At Investment	1	453	0.22%
LTV	1	453	0.22%
Original Appraised Value	1	453	0.22%
Property Address	4	453	0.88%
Property Type	39	453	8.61%
Qualifying FICO	2	453	0.44%
Total Other Liens	6	453	1.32%

Summary of Results

OVERALL RESULTS SUMMARY
After giving consideration to the grading criteria of the relevant NRSROs, 100% of the HEIs received a grade “A”.
Final HEI Grades
Overall HEI Results:
Event Grade	HEI Count	Percent of HEIs
A	453	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	453	100.00%

Credit Grade Summary
Event Grade	HEI Count	Percent of HEIs
A	453	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	453	100.00%

Property Grade Summary
Event Grade	HEI Count	Percent of HEIs
A	453	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	453	100.00%

Compliance Grade Summary
Event Grade	HEI Count	Percent of HEIs
A	453	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	453	100.00%

Exception Category Summary
The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One HEI may have carried more than one exception. In such cases, the exception with the lowest grade would drive the HEI grade for that particular area of the review. The overall HEI grade is the lowest grade for any one particular review scope (ex. a HEI with a Credit Grade of “A”, and a Property Grade of “B” would receive an overall HEI Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Condo - Master Policy Insufficient	1
		Final Settlement Statement Missing.	18
		Flood Insurance - Payee	2

		Flood Insurance Minimum Coverage Not Met	1
		Hazard insurance dwelling coverage is not sufficient	1
		Hazard Insurance Policy is Missing	5
		Hazard Insurance Policy is Partial	8
		HO6 Master Insurance Policy is Missing	5
		Liabilities - Payoff Missing	2
		Liabilities - REO	3
		Loan Term Sheet	3
		Missing Property Tax Cert	1
		No Credit Findings	405
		Program Parameters - Guidelines Conformity	2
		Title Document Missing	1
		Total Credit Grade (A) Exceptions	458
Property	A	Appraisal - Product Deficient	4
		Missing Appraisal	2
		No Property Findings	447
		Subject property appraisal is not on an as-is basis (Primary Value)	1
		Total Property Grade (A) Exceptions	454
Compliance	A	Missing Closing Instructions	1
		Missing Deed of Trust	2
		Missing HUD-1 Closing Statement	1
		Missing Right of Rescission	1
		No Compliance Tests performed HEI/HEA review	451
		Total Compliance Grade (A) Exceptions	456

Event Grade Definitions:

Final HEI Grade
A	HEI meets Credit, Compliance, and Valuation Guidelines
B
The HEI substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The HEI does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	HEI is missing documentation to perform a sufficient review.

Credit Event Grades
A	The HEI meets the published guidelines without any exceptions.
B	The HEI substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines.
C	The HEI does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Valuation Event Grades
A	The valuation methodology meets Client guidelines and is supported by the AVM or other supporting documents in the HEI file package (Appraisals, AVM Blend, or BPOs).
B	The valuation methodology substantially meets the Client Guidelines, but reasonable compensating factors were considered and documented for exceeding Client Guidelines.
C	The valuation methodology did not meet the Client Guidelines and there were not sufficient compensating factors for exceeding Client Guidelines.
D	The file was missing the valuation or there was not sufficient valuation documentation to perform a review.

Compliance Event Grades
A	The legal documents accurately reflect the agreed upon HEI terms and are executed by all applicable parties.
B	The legal documents contain variances but materially accurately reflect the agreed upon HEI terms and are executed by all applicable parties. Client review required.
C	The material disclosures are absent or the legal documents do not accurately reflect the agreed upon HEI terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.